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              SUMMARY OF ORAL AGREEMENTS WITH EXECUTIVE OFFICERS

On August 11, 1998, Magainin orally agreed to grant shares of common stock to each of the executive officers listed in the table below, in the amounts and on the dates listed in the table below, provided that such executive officer remained an employee of Magainin in good standing, as determined by the Board of Directors in their sole discretion, as of such date. The shares of common stock will be issued under the 1998 Equity Compensation Plan, and will be subject to the terms and conditions of such Plan.

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Name of Executive Officer       Date on Which Shares       Number of Shares
                                   Will Be Granted           to be Granted
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Michael R. Dougherty               August 11, 1999               12,500
                                   August 11, 2000               12,500
                                   August 11, 2001               12,500
                                   August 11, 2002               12,500
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Roy C. Levitt, M.D.                August 11, 1999                9,000
                                   August 11, 2000                9,000
                                   August 11, 2001                9,000
                                   August 11, 2002                9,000
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Michael A. Zasloff, M.D., Ph.D.    August 11, 1999                5,000
                                   August 11, 2000                5,000
                                   August 11, 2001                5,000
                                   August 11, 2002                5,000
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Thomas J. Bigger                   August 11, 1999                5,000
                                   August 11, 2000                5,000
                                   August 11, 2001                5,000
                                   August 11, 2002                5,000
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Kenneth J. Holroyd, M.D.           August 11, 1999                5,000
                                   August 11, 2000                5,000
                                   August 11, 2001                5,000
                                   August 11, 2002                5,000
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